SERIES C TO COMMON STOCK
EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is between SMF Energy Corporation, a Delaware corporation (“Company”), and the undersigned holder (“Purchaser” and, together with Company, the “Parties”) of shares of Company’s $0.01 par value Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and shall be effective on the date it is accepted by Company as noted on the signature page hereto (the “Effective Date”).

WHEREAS, Company’s current revolving line of credit with Wachovia Bank expires on July 1, 2009, and in order to replace or renew this line of credit and obtain a new term loan, Company must restructure its current non-bank debt and outstanding Preferred Stock (the “Recapitalization Plan”);

WHEREAS, in connection with the Recapitalization Plan, Company’s Board of Directors has determined that it is in the best interests of Company to restructure its existing debt and outstanding preferred stock as follows:  (1) exchange the outstanding shares of Company’s Series A Preferred, Series B Preferred and Series C Preferred Stock for shares of Company’s $0.01 par value Common Stock (“Common Stock”) or shares of a new dividend-bearing $0.01 par value Series D Convertible Preferred Stock (“Series D Preferred”) and exchange any accrued but unpaid dividends thereon for shares of Common Stock; (2) exchange the outstanding principal of, and the accrued but unpaid interest on, Company’s September 2008 12% Unsecured Convertible Promissory Notes (“Existing Unsecured Notes”) for shares of Common Stock; and (3) use a portion of the proceeds of the new term loan to pay down 50% of the principal balance of the August 2007 11½% Senior Secured Convertible Promissory Notes (the “Secured Notes”), exchange the remaining principal balance for shares of Common Stock, shares of Series D Preferred or new 5.5% Unsecured Promissory Notes (“New Unsecured Notes”) and exchange any accrued but unpaid interest on the Secured Notes for shares of Common Stock.

WHEREAS, Purchaser holds shares of Company’s Series C Preferred Stock (the “Preferred Shares”) in the amount set forth on the signature page hereto; and

WHEREAS, Purchaser desires to exchange the Preferred Shares and all accrued and unpaid dividends thereon for the number of shares of the Common Stock set forth on the signature page hereto (the “Common Shares”) at the time and in the manner described below (the “Transaction”).

NOW, THEREFORE, in consideration of the foregoing premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Purchaser agree as follows.

1.           OFFER.  Purchaser, by signing this Agreement, offers to exchange the Preferred Shares as of the Effective Date, and all accrued and unpaid dividends thereon, for the Common Shares at the price forth on the signature page hereto, which exchange shall constitute a redemption of such Preferred Shares.  Upon execution, Purchaser shall deliver this signed Agreement and the Preferred Shares (together, the “Purchaser’s Deliverables”) to Company.  On the Effective Date, Company shall countersign this Agreement, and shall issue the Common Shares to Purchaser.  Company shall return a fully executed copy of this Agreement and deliver the Common Shares to Purchaser promptly thereafter.  Unless otherwise agreed by the Parties, if Company has not countersigned this Agreement on or before July 1, 2009, Purchaser may, by written notice to Company, withdraw the Offer and the Company shall return the Purchaser’s Deliverables to Purchaser.

2.           RECEIPT OF DOCUMENTS.  Purchaser acknowledges receipt of a copy of this Agreement and, via Company’s website at http://www.mobilefueling.com, access to:  (a) Company’s Annual Report on Form 10-K for the year ended June 30, 2008 (the “10-K”); (b) Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, December 31, 2008 and March 31, 2009 (the “10-Qs”); (c) Company’s proxy statement for its November 20, 2008 shareholders meeting (the “Proxy Statement”) and (d) Company’s subsequent reports on SEC Form 8-K, if any (the “8-Ks”) (collectively with the Agreement, the “Documents”).

3.           PURCHASER’S DELIVERY OBLIGATIONS.  Company may elect to accept the Offer even if it has not yet received all of the Purchaser’s Deliverables on the Effective Date, provided, however, Company may in such a case delay the delivery of the Common Shares issued to Purchaser until all of the Purchaser’s Deliverables have been received.  Any such delay in delivering the Common Shares by Company shall not affect the validity or binding effect of this Agreement on the Effective Date.

4.           REGISTRATION OF SHARES.  If any of the Common Shares are “restricted securities” as defined by Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”), then Company agrees to use reasonable commercial efforts to cause a registration statement on Form S-3 or similar form (“Registration Statement”) relating to the resale of such Common Shares to be filed with the Securities and Exchange Commission (“SEC”) in accordance with the Registration Rights Agreement attached hereto as Attachment A, the terms of which are incorporated by reference and made a part of this Agreement.  Subject to the terms in Attachment A, Company further agrees to make all reasonable commercial efforts to cause the Registration Statement to be filed within one hundred and five (105) days following the Effective Date and to cause such Registration Statement to become effective as soon thereafter as practicable.

5.           REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Each Purchaser represents and warrants to Company as follows:

(a)           If Purchaser is a business entity, such Purchaser (i) is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority (and is permitted under its charter, operating agreement or other governing documents) to enter into this Agreement and to consummate the transactions contemplated herein to be performed by it and (iii) has duly authorized the execution and delivery of this Agreement and the transactions contemplated hereby.  This Agreement has been duly executed and delivered by an authorized person on behalf of such Purchaser and constitutes such Purchaser’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that such validity, binding effect and enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect and by general equitable principles.

(b)           If Purchaser is a natural person, such Purchaser (i) has the requisite capacity to enter into and deliver this Agreement and to perform the transactions contemplated hereby and (ii) has executed and delivered this Agreement as his or her voluntary act.  This Agreement constitutes such Purchaser’s legal, valid and binding obligation, enforceable against such Purchaser in accordance with its terms, except to the extent that such validity, binding effect and enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect and by general equitable principles.

(c)           Purchaser, either alone or through Purchaser’s representative, as that term is defined under Rule 501(h) of Regulation D (“Regulation D”) under the Act (the “Purchaser’s Representative”), if any, has had an opportunity to ask questions of, and receive answers from, duly designated representatives of Company concerning the terms and conditions of this Agreement and has been afforded an opportunity to examine such documents and other information which Purchaser or Purchaser’s Representative, if any, has requested for the purpose of answering any question Purchaser or Purchaser’s Representative, if any, may have concerning the business and affairs of Company.

(d)           Purchaser’s principal residence or domicile is located in the State or other jurisdiction set forth on the signature page hereto.  Purchaser has received and reviewed this Agreement and the Documents and acknowledges that Company made available to Purchaser and Purchaser’s Representative, if any, at a reasonable time prior to the execution of this Agreement, the opportunity to ask questions and receive answers concerning the business and affairs of Company and the terms and conditions of the sale of the Common Shares as contemplated by this Agreement and to obtain any additional information (which Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Purchaser or Purchaser’s Representative, if any.  Purchaser (i) is able to bear the loss of its entire investment without any material adverse effect on its economic stability, and (ii) has, alone or together with Purchaser’s Representative, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by Purchaser pursuant to this Agreement.

(e)           Purchaser and Purchaser’s Representative, if any, understand that the Common Shares are being offered and sold only to “accredited investors” (as that term is defined under Rule 501(a) of Regulation D), and Purchaser represents that Purchaser is an accredited investor.  Purchaser and Purchaser’s Representative, if any, understand Company is relying on Purchaser with respect to the accuracy of this representation.  Purchaser has completed and returned a copy of Attachment B, and Purchaser represents that the statements made therein are complete and accurate.

(f)           Purchaser and Purchaser’s Representative, if any, acknowledge that they were encouraged by Company to request all additional information that might be material or important in order for Purchaser to make an informed investment decision with respect to the purchase of the Common Shares.

(g)           The Common Shares are being acquired for investment purposes only for such Purchaser’s own account and not with the view to, or for resale in connection with, any distribution or public offering.  Purchaser and Purchaser’s Representative, if any, understand that the Common Shares have not been registered under the Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Act and applicable state securities laws, and that the reliance of Company and others upon these exemptions is predicated in part upon the representation by Purchaser.

(h)           Purchaser and Purchaser’s Representative, if any, have carefully read this Agreement, the Documents and the other information furnished to Purchaser by Company in connection with this Agreement.

(i)           Purchaser was not solicited to purchase the Common Shares by any means of general solicitation, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any meeting where attendees were invited by any general solicitation or general advertising.

(j)           Purchaser and Purchaser’s Representative, if any, hereby acknowledge that:

(i) the Common Shares, will be, when issued, “restricted securities,” as that term is defined in Rule 144 of the rules and regulations promulgated under the Act unless (A) Purchaser is not an “affiliate”, as defined by Rule 144, of Company on the Effective Date, and (B) Purchaser has not been an “affiliate” of Company for the ninety (90) days preceding the Effective Date and (C) Purchaser has held the Preferred Shares since at least one (1) year before the Effective Date;

(ii) if Purchaser is and has been for ninety (90) days a non-affiliate and has held the Preferred Shares for more than six (6) months but less than one (1) year as of the Effective Date, then the Common Shares will be issued as “restricted securities on the Effective Date but can be submitted for “free trading” shares at any time thereafter so long as Company continues to file all required reports with the SEC;

(iii) if the Preferred Shares have been held by Purchaser for less than six (6) months as of the Effective Date (including the time held by any predecessor non-affiliate), then the Common Shares will be issued as “restricted securities” on the Effective Date until Company is successful in causing the Registration Statement to become effective or the Common Shares otherwise cease to be “restricted securities” under Rule 144;

(iv) they are aware of these and other applicable limitations on the resale of the Common Shares in the absence of a successful registration of restricted securities, including but not limited to Rule 144;

(v) while Company currently meets the public information requirements of Rule 144, there is no guarantee that it will do so at any time in the future; and

(vi) the trading market for the Common Shares on the Nasdaq Stock Market is volatile, so that the trading volume and price of the Common Shares are subject to substantial and unpredictable variations.

(k)           Purchaser and Purchaser’s Representative, if any, acknowledge and warrant that, in making this investment decision, they have made their own independent assessment of the merits and risks of an investment in the Common Shares based on their examination and evaluation of Company, its business, operations, financial condition, future prospects and the skills and qualifications of its officers, directors and employees.  Purchaser and Purchaser’s Representative, if any, have consulted Purchaser’s own attorney, business or tax advisors for legal, business or tax advice concerning an investment in the Common Shares and have not relied on Company or its respective agents or representatives.

(l)           Purchaser and Purchaser’s Representative, if any, represent and warrant that, except as set forth in this Agreement and in the Documents, no representations or warranties have been made to Purchaser or Purchaser’s Representative, if any, by Company or any agent, employee, representative or affiliate of Company and that, in entering into this transaction and subscribing for the Common Shares, neither Purchaser nor Purchaser’s Representative, if any, is relying on any information other than that contained in this Agreement, the Documents, and other written information obtained from Company in the course of the independent investigation by Purchaser or Purchaser’s Representative, if any.

(m)           Purchaser and Purchaser’s Representative, if any, acknowledge that an investment in Company involves substantial risks, including, without limitation, those described in the Documents, including but not limited to the Risk Factors listed in the 10-K and the 10-Qs.

6.           REDEMPTION OF THE PREFERRED SHARES.  Purchaser irrevocably consents to the redemption of the Preferred Shares.  Purchaser waives any and all rights to receive any dividends or other payments in respect of the Preferred Shares.

7.           INDEMNIFICATION.  Purchaser agrees that it shall indemnify and hold harmless Company and its officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, that any one or more of the foregoing may incur by reason of, or in connection with, any (i) misrepresentation, inaccurate statement or material omission or (ii) breach of any warranties or failure to fulfill any covenants, agreements or obligations, by Purchaser or Purchaser’s Representative, if any, in this Agreement.  Company agrees that it shall indemnify and hold harmless Purchaser and Purchaser’s officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, that any one or more of the foregoing may incur by reason of, or in connection with, any (i) misrepresentation, inaccurate statement or material omission or (ii) breach of any warranties or failure to fulfill any covenants, agreements or obligations, by Company in this Agreement.

8.           AUTHORIZATION.  To the extent reasonably required by Company to satisfy any applicable law or regulation, including without limitation the PATRIOT Act, Purchaser hereby authorizes (i) Company and its officers, employees and agents to investigate Purchaser’s personal and business background including, without limitation, communication with any employer, former employer, business associate, government agency, bank or other credit reference, provided that Company agrees to use any such information only to the extent required to comply with applicable law or regulation, and otherwise maintains the confidentiality of any such information not generally available to the public with at least the same care as Company's own proprietary and confidential information, and causes each of its officers, employees and agents to do the same, and (ii) authorizes any person, organization or entity that may have any knowledge or information concerning Purchaser’s personal or business background to provide such information to Company as Company may reasonably request in connection with the foregoing.

9.           MISCELLANEOUS.

(a)           This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.  The Parties submit to the exclusive jurisdiction of the courts located in Broward County, Florida, with respect to any dispute arising under this Agreement and the transactions contemplated hereby.

(b)           This Agreement contains the entire agreement between Company and Purchaser with regard to the subject matter hereof and may not be modified or waived except in a writing signed by both Company and all parties to each such agreement.

(c)           The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

(d)           This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the Parties.

(e)           This Agreement and the rights and obligations hereunder shall not be assignable or transferable by Purchaser or Company without the prior written consent of the other Parties, except (i) in the case of Company, by operation of law in connection with a merger, consolidation or sale of substantially all of its assets or (ii) in the case of a Purchaser, (1) to any Affiliates (as defined below) of Purchaser or (2) to partners, members, beneficiaries or other equity interest holders of Purchaser; provided, that in each case referred to in (1) and (2) above, the third party transferee would have been eligible to be an original purchaser of the Common Shares pursuant to this Agreement and executes a counterpart signature page hereto becoming a “Purchaser” hereunder, subject to all of the rights and obligations of this Agreement.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.  “Person” means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or agency or instrumentality thereof. “Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person.

(f)           This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing expressed or implied in this Agreement shall give or be construed to give to any Person, other than the Parties and such assigns, any legal or equitable rights hereunder.

(g)           If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

(h)           This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

(i)           If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions.

(j)           This Agreement may be executed in counterparts, each of which shall be deemed to be an original but which taken together shall constitute one agreement.  Signatures to this Agreement may be transmitted by facsimile or other electronic means and such transmission shall be deemed to be an original.

[Signature page follows.]

SIGNATURE PAGE FOR ENTITY INVESTOR

[FOR INVESTOR THAT IS A CORPORATION, TRUST, CUSTODIANSHIP,
PARTNERSHIP OR LIMITED LIABILITY COMPANY]

THE UNDERSIGNED HEREBY SWEARS AND AFFIRMS THAT HE OR SHE IS DULY AUTHORIZED TO EXECUTE THIS EXCHANGE AGREEMENT ON BEHALF OF THE ENTITY NAMED BELOW AND THAT HE OR SHE HAS READ THAT AGREEMENT, UNDERSTANDS ITS CONTENTS, AND AFFIRMS THE ACCURACY OF THE INVESTOR REPRESENTATIONS CONTAINED HEREIN.

Dated and signed as of the Effective Date.

Number of Preferred Shares Exchanged: ____________

Number of Common Shares Issued at $0.38 per Common Share (in exchange for the Preferred Shares): ___________
Number of Common Shares Issued at $0.38 per Common Share (in exchange for the accrued and unpaid dividends): ___________

The signature(s) should be of the person(s) with the authority to make the investment decision on behalf of the corporation, trust, custodianship, partnership or limited liability company.

Name of Corporation, Trust, Custodianship, Partnership or Limited Liability Company

Signature	Signature

Print Name	Print Name

Title	Title

Tax I.D. No. of Investor	Telephone #

State in which principal business office is located:
SMF ENERGY CORPORATION

Investor Mailing Address:	ACCEPTED THIS ___ DAY OF _______, 2009.

By:
Name: Richard E. Gathright
Title: Chief Executive Officer and President

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR(S)

THE UNDERSIGNED HEREBY SWEARS AND AFFIRMS THAT HE OR SHE HAS READ THIS EXCHANGE AGREEMENT, UNDERSTANDS ITS CONTENTS, AND AFFIRMS THE ACCURACY OF THE INVESTOR REPRESENTATIONS CONTAINED HEREIN.

Dated and signed as of the Effective Date.

Number of Preferred Shares Exchanged: ____________

Number of Common Shares Issued at $0.38 per Common Share (in exchange for the Preferred Shares): ___________
Number of Common Shares Issued at $0.38 per Common Share (in exchange for the accrued and unpaid dividends): ___________

Signature

Subscriber Name (Please Print)	Tax ID or Social Security Number

Address:

Telephone No.:
Fax No.:

If Joint Ownership (Joint Tenants or Tenants in Common)

Signature

Second Subscriber Name (Please Print)	Second Subscriber Tax ID or Social Security No.

Address:

Telephone No.:
Fax No.:

SMF ENERGY CORPORATION

ACCEPTED THIS ___ DAY OF _______, 2009.

By:
Name: Richard E. Gathright
Title: Chief Executive Officer and President

Manner in which Title is to be Held (Check One):

_______	Individual Ownership	_______	Company (include a copy of Partnership Agreement, and any amendments, as applicable, and a resolution with authorization signature)
_______	Joint Tenants with Rights of Survivorship (both parties must sign)	_______	Trust (include name of the trust, name of trustee and date trust was formed)
_______	Tenants in Common (both parties must sign)	_______	Corporation (include certified corporate resolution with authorization signature)
_______	Community	_______	Other (please specify) _____________________________ _____________________________

ATTACHMENT A
TO
EXCHANGE AGREEMENT

Registration Rights Agreement

1.           Registration Rights.  This Registration Rights Agreement (the “RRA”), is attached to and made a part of each Exchange Agreement (the “EA”) between SMF Energy Corporation, a Delaware corporation (the “Company”) and the various Purchasers listed on Exhibit 1 to this RRA for the purchase of the Common Shares under the EA.  This RRA provides the terms and conditions governing Company’s obligation under the EA to use reasonable commercial efforts to register under the Act the Common Shares that are “restricted securities” as that term is defined by Rule 144 (the “Registrable Securities”).  All capitalized terms used in the RRA that are not defined herein have the same meaning as in the EA.

(a)           Demand Registration.  After the sale of all the Registrable Securities pursuant to the EA has been effected, the holders of the Registrable Securities shall be deemed to have requested registration under the Act for all of the Registrable Securities upon the terms and conditions set forth in this Section 1(a).  Promptly thereafter Company shall notify each registered holder of the Registrable Securities (a “Holder”) in writing of such request for registration.  Company shall, as soon as practicable after the date on which such notice is given, use reasonable commercial efforts to file a Registration Statement with the SEC covering the Registrable Securities and will use reasonable commercial efforts to cause the Registration Statement to become effective.  No right to registration of Registrable Securities under this Section 1(a) shall be construed to limit any registration required under Section 1(b) hereof.  The obligations of Company under this Section 1(a) shall expire after Company has afforded the Holders the opportunity to exercise registration rights under this Section 1(a) for one registration.

(b)           Piggy-back Registration.  If at any time commencing on the date of issuance of the Registrable Securities (the “Issue Date”) and ending on the date that a registration statement covering the Registrable Securities has been declared effective by the SEC Commission, Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Act of any securities of Company, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with employee benefit plans, Company shall send to the Holders written notice of such determination and if, within ten (10) days after receipt of such notice, any Holder shall so request in writing, Company shall include in such Registration Statement all or any part of the Registrable Securities that such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)’ judgment, such limitation is necessary to effect an orderly public distribution, then Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Holder has requested inclusion.  Any exclusion of Registrable Securities shall be made pro rata among all Holders who have requested that Registrable Securities be included, in proportion to the number of Registrable Securities specified in their respective requests; provided, however, that Company shall not exclude any Registrable Securities unless Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by Company with the holder of such other securities prior to the Issue Date in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement.  No right to registration of Registrable Securities under this Section 1(b) shall be construed to limit any registration required under Section 1(a) hereof.  Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities may waive the obligations of Company under this Section 1(b).

Attachment A to Exchange Agreement

(c)           Obligations of Company.  In connection with the registration of the Registrable Securities, Company shall:

(i)           prepare promptly and file with the SEC the Registration Statement provided in Section 1(a) with respect to the Registrable Securities and thereafter to use reasonable commercial efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective at all times until two (2) years from the effective date of the Registration Statement (the “Registration Period”); submit to the SEC, within three (3) Business Days after Company learns that no review of the Registration Statement will be made by the staff of the SEC or the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request; notify the Holders of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and, Company represents and warrants to, and covenants and agrees with the Holders that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein, at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder) and each such amendment and supplement at the time it is filed with the SEC and all times during which it is available for use in connection with the offer and sale of Registrable Securities shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(ii)           prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and during the Registration Period, comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement;

Attachment A to Exchange Agreement

(iii)           furnish, upon request, to the Holders (A) promptly after the same is prepared and publicly distributed, filed with the SEC or received by Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which Company has sought confidential treatment) and (B) such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto and such other documents, as any Holder reasonably may request in order to facilitate the disposition of the Registrable Securities;

(iv)           use reasonable commercial efforts to register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities being offered reasonably request and use reasonable efforts to (A) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (B) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (C) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Company shall not be required in connection therewith or as a condition thereto (A) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 1(c)(iv), (B) to subject itself to general taxation in any such jurisdiction, (C) to file a general consent to service of process in any such jurisdiction or (D) to make any change in its Articles of Incorporation or Bylaws which the Board of Directors of Company determines to be contrary to the best interests of Company and its stockholders;

(v)           as promptly as practicable after becoming aware of such event or circumstance, notify the Holders of any event or circumstance of which Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable commercial efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Holders to sell Registrable Securities pursuant to the Registration Statement as promptly as practicable, and deliver a number of copies of such supplement or amendment to any Holder as such Holder may reasonably request;

Attachment A to Exchange Agreement

(vi)           as promptly as practicable after becoming aware of such event, notify the Holders (or, in the event of an underwritten offering the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(vii)           permit one legal counsel designated by the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and to pay the reasonable fees and costs incurred by such counsel;

(viii)          make generally available to its security holders as soon as practical, but not later than one hundred and five (105) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of Company’s fiscal quarter next following the effective date of the Registration Statement;

(ix)           during the period Company is required to maintain effectiveness of the Registration Statement pursuant to Section 1(c)(i), Company shall not bid for or purchase any Common Stock or other securities or any right to purchase Common Stock or other securities or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(x)           take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

(d)           Obligations of the Holders.  In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

(i)           it shall be a condition precedent to the obligations of Company to complete the registration pursuant hereto with respect to any Holder’s Registrable Securities that the Holder shall furnish to Company such information regarding Holder, the Registrable Securities held by Holder and the intended method of disposition of the Registrable Securities held by Holder as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as Company may reasonably request.  At least ten (10) days prior to the first anticipated filing date of the Registration Statement, Company shall notify the Holders of the information Company requires from each Holder (the “Requested Information”) if any of such Holder’s Registrable Securities are eligible for inclusion in the Registration Statement.  If at least two (2) Business Days prior to the filing date Company has not received the Requested Information from any such Holder (at such time Holder becoming a “Non-Responsive Holder”), then Company may file the Registration Statement without including the Non-Responsive Holder’s Registrable Securities but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Registrable Securities of Non–Responsive Holder promptly after Non-Responsive Holder provides the Requested Information;

Attachment A to Exchange Agreement

(ii)           by purchasing or accepting an assignment of the Registrable Securities, each Holder agrees to cooperate with Company as reasonably requested by Company in connection with the preparation and filing of the Registration Statement for the Registrable Securities, unless such Holder has notified Company in writing of such Holder’s election to exclude all of Holder’s Registrable Securities from the Registration Statement;

(iii)           in the event Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities being registered determine to engage the services of an underwriter, each Holder agrees to enter into and perform such Holder’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities, unless such Holder has notified Company in writing of the Holder’s election to exclude all of Holder’s Registrable Securities from the Registration Statement;

(iv)           each Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 1(c)(v), Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1(c)(v) and, if so directed by Company, Holder shall deliver to Company (at the expense of Company) or destroy (and deliver to Company a certificate of destruction) all copies in such Holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

(v)           Holders may not participate in any underwritten registration hereunder unless the Holder (A) agrees to sell Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (C) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses to the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by Company pursuant to the terms of this Agreement; and

(vi)           each Holder agrees to take all reasonable actions necessary to comply with the prospectus delivery requirements of the Act applicable to its sales of Registrable Securities.

Attachment A to Exchange Agreement

(e)           Expenses of Registration.  All costs and expenses, other than underwriting or brokerage discounts, commissions and other fees related to the distribution of the Registrable Securities, incurred in connection with registrations, filings or qualifications for sale of the Registrable Securities, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursement of counsel for Company shall be borne by Company, provided, however, that Company shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Holders pursuant to Section 1(c)(vii) hereof.

(f)           Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(i)           To the extent permitted by law, Company will indemnify and hold harmless the Holders, the directors, if any, of Holders, the officers, if any, of Holders, each person, if any, who controls Holders within the meaning of the Act or the Exchange Act, any underwriter (as defined in the Act) for Holders, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement or any post-effective amendment thereof, or any prospectus included therein: (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post–effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (C) any violation or alleged violation by Company of the Act, the Exchange Act, any state securities law or any rule or regulation under the Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations.”)  Subject to the restrictions set forth in Section 1(f)(v) with respect to the number of legal counsel, Company shall reimburse Holders and the other Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1(f)(i):  (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by Company pursuant to Section 1(c)(iii) hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by Company pursuant to Section 1(c)(iii) hereof, and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Holders.

Attachment A to Exchange Agreement

(ii)           In connection with any Registration Statement in which a Holder is participating, each Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 1(f)(i), Company, each of its directors, each of its officers who signs the Registration Statement, each person on, if any, who controls Company within the meaning of the Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to Company by such Holder expressly for use in connection with such Registration Statement, and such Holder will reimburse any legal or other expenses reasonably incurred by any Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1(f)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld; provided further, however, that the Holder shall be liable under this Section 1(f)(ii) for only that amount of a Claim as does not exceed the amount by which the net proceeds to the Holder from the sale of Registrable Securities pursuant to such Registration Statement exceeds the cost of such Registrable Securities to the Holder.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1(f)(ii) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

Attachment A to Exchange Agreement

(iii)           If the indemnification provided to any Indemnified Party by Section 1(f)(i) is for any reason (other than the bad faith, willful misconduct or gross negligence of such Indemnified Party) not available or insufficient to hold an Indemnified Party harmless, Company will contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by Company, on the one hand, and by the Indemnified Party, on the other hand, with respect to the transaction or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of Company on the one hand and of the Indemnified Party on the other hand; provided, however, that, to the extent permitted by applicable law, the Indemnified Parties shall not be responsible for amounts which in the aggregate are in excess of the amount of all benefits actually received by the Indemnified Party from the ownership and sale of the Registrable Securities.

(iv)           Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(v)           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 1(f) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 1(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In such event, Company shall pay for only one separate legal counsel for the Holders; such legal counsel shall be selected by the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities included in the Registration Statement to which the Claim relates.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 1(f), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.  The indemnification required by Section 1(f) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

2.           The agreements, representations and warranties of Company and the Holders set forth or provided in Section 1 shall survive the execution and delivery of the EA and payment for the Registrable Securities under the EA and shall remain in full force and effect, regardless of any investigation made by or on behalf of Company and the Holder.

Attachment A to Exchange Agreement

3.           In the EA, Company agrees to make all reasonable commercial efforts to cause the Registration Statement to be filed within one hundred and five (105) days following the Effective Date and to cause such Registration Statement to become effective as soon thereafter as practicable.  Such obligation is subject to the receipt of a demand for such registration from the requisite number of Holders or from the Placement Agent as their agent hereunder.  The Holders further agree that, so long as Company proceeds in good faith, it shall not be liable for any financial penalty or monetary damages resulting from its failure to cause such filing or effectiveness to occur by the times specified.

4.           This Attachment A is incorporated by reference into the EA and its terms made a part thereof.

Attachment A to Exchange Agreement

Exhibit 1 to Registration Rights Agreement

LIST OF PURCHASERS

Attachment A to Exchange Agreement

ATTACHMENT B

Accredited Investor and FINRA Affiliation
Representations

As provided by Rule 501(a) of Regulation D, my representation that I am or represent an accredited investor is based upon one of the following grounds that I am or represent (please check one):

☐	A private business development Company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of Five Million Dollars ($5,000,000);

☐	A director or executive officer of Company;

☐	A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds One Million Dollars ($1,000,000);

☐
A natural person who has an individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

☐
A natural person who has a joint income with that person’s spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

☐
A trust, with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined by Rule 506(b)(2)(ii) of the Act; or

☐	An entity in which all of the equity owners are accredited investors.

AFFILIATION WITH A U. S. REGISTERED BROKER-DEALER:

Are you associated with a FINRA member firm?  (Please check one)

YES _______    NO _______

Attachment B to Exchange Agreement

(1)  FINRA defines a “person associated with a member” or “associated person of a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with FINRA.  Thus, “person associated with a member” or “associated person of a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a “member” or a “person associated with a member” or “associated person of a member.” In addition, an organization of any kind is a “person associated with a member” or “associated person of a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member,” “person associated with a member” or “associated person of a member.”

(2)  FINRA defines a “member” as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in FINRA.

IF PURCHASER IS ASSOCIATED WITH A FINRA MEMBER FIRM, THE FOLLOWING ACKNOWLEDGMENT, OR A SUBSTANTIALLY IDENTICAL ACKNOWLEDGMENT, MUST BE SIGNED AND SUBMITTED BEFORE PURCHASER’S OFFER TO PURCHASE UNITS WILL BE ACCEPTED BY COMPANY:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the FINRA Rules or any successor rules or regulations.

NAME OF FINRA MEMBER FIRM:

By:
Name:
Title:
Date:

I hereby declare that the foregoing representations concerning my qualifications as an accredited investor and my affiliations, if any, with any FINRA member firm, are accurate and complete.

INDIVIDUAL:	ENTITY:

Print Name:	By:
Date:	Name:
Title:
Date:

Attachment B to Exchange Agreement